FOR ACCREDITED INVESTORS ONLY

FORM OF SUBSCRIPTION DOCUMENTS AND INSTRUCTIONS

INSTRUCTIONS

The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an “accredited investor” as such term is defined in the Securities Act of 1933, as amended, and, if so accredited, in order to subscribe for the purchase of certain securities (the “Securities”) of Cytomedix, Inc., a Delaware corporation (the “Company”), consisting of: (i) shares of its 10% Series D Convertible Preferred Stock and (ii) a warrant to purchase shares of Common Stock (a “Warrant”). Each Warrant shall be exercisable for the number of shares of Common Stock set forth in the Warrant at a price of $___ per share (or 110% of the 10 day volume weighted average price preceding the closing of this Offering) for 5 years after the Closing.

1.           Instructions.

(a)        Subscription Agreement and Registration Rights Agreement.   Be sure to carefully and fully read the Subscription Agreement and the Registration Rights Agreement, and execute the signature pages which are applicable to you. On the appropriate signature pages, you must sign, print your name (or the name of the entity on whose behalf you are signing), address and social security or tax identification number where indicated, and indicate the number of Securities subscribed for, the date of execution and the manner in which title to the Securities will be held.

(b)        Confidential Investor Questionnaire. Be sure to carefully and fully read the Confidential Investor Questionnaire attached as Exhibit A to Subscription Agreement. On the signature page of the Confidential Investor Questionnaire, you must sign and print your name (or the name of the entity on whose behalf you are signing) where indicated.

2.           Return of Documents.  Originals of the signed Subscription Agreement and Confidential Investor Questionnaire should be delivered to the following address:

Cytomedix, Inc.
416 Hungerford Drive, Suite 330
Rockville, MD 20850
Attention:  Andrew Maslan, CFO
Fax: (240) 499-2690

3.           Payment.  Contemporaneously with the execution and delivery of the Subscription Agreement and the Confidential Investor Questionnaire, payment of the purchase price may be made by wire transfer of immediately available funds, to Cytomedix, Inc., as follows:

(see separate wire transfer attachment)

If you should have any questions, please contact Andrew Maslan, CFO of the Company, at the Company’s  principal executive offices located at 416 Hungerford Drive, Suite 330, Rockville, MD 20850, or by telephone at (240) 499-2680.

PLEASE PRINT:

NAME OF SUBSCRIBER:                      ____________________________________

AGGREGATE PURCHASE PRICE:      $________________

SUBSCRIPTION AGREEMENT

This Subscription Agreement, including Addendum A thereto (this “Agreement”) is being delivered to you in connection with your investment in Cytomedix, Inc., a Delaware corporation, whose shares of common stock (the “Common Stock”) are currently traded on the NYSE Amex LLC under the symbol “GTF.BC” (“the Company”).  The Company is conducting a private placement (the “Offering”) of its securities (the “Securities”), consisting of (i) shares of the 10% Series D Convertible Preferred Stock (the “Preferred Stock”) and (ii) a warrant to purchase shares of Common Stock (a “Warrant”).  Each Warrant shall be exercisable for the number of shares of Common Stock set forth in the Warrant at a price per share equal to 110% of the 10 day volume weighted average price preceding the closing of the Offering and for 5 years after the Closing.

All funds received in the Offering prior to the Closing (as defined below) shall be, upon fulfillment of the other conditions precedent set forth herein, delivered to the Company, at which time the Preferred Stock and the Warrants subscribed for shall be delivered, subject to the terms and provisions hereof and as further described below, to you.

1.             Subscription and Purchase Price

(a)           Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase that number of shares of the Preferred Stock as set forth on the Signature Page to this Agreement on the terms and conditions described herein. The principal dollar amount of the undersigned’s investment hereunder is $________; the undersigned shall also be entitled to receive a number of Warrants calculated as fifty percent (50)% of the number of shares of Common Stock into which the Preferred Stock is convertible at the Conversion Price (as the term is defined under the Certificate of Designation of Relative Rights, Preferences and Other Distinguishing Characteristics of the 10% Series D Convertible Preferred Stock).

(b)           Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Securities shall be $___________, for an aggregate purchase price as set forth on Page 9 hereof (the “Aggregate Purchase Price”). The undersigned’s delivery of this Agreement to the Company shall be accompanied by payment, to the Company, of the Aggregate Purchase Price, payable in United States dollars, by wire transfer of immediately available funds.  The undersigned understands and agrees that, subject to Section 2 hereof and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.             Acceptance, Offering Term and Closing Procedures

(a)           Acceptance or Rejection. The obligation of the undersigned to purchase the Securities shall, subject to the investor accreditation process, applicable securities laws and the closing conditions contained in Section 6 hereof, be irrevocable and the undersigned shall be legally bound to purchase the Securities subject to the terms set forth in this Agreement.  The undersigned understands and agrees that the Company reserves the right to reject this subscription for Securities in whole or in part in any order at any time prior to the Closing if, in its reasonable judgment, it deems such action to be in the best interest of the Company, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription. In the event of rejection of this subscription by the Company in accordance with this Section 2, or the sale of the Securities is not consummated by the Company for any reason, this Agreement and any other agreement entered into between the undersigned and the Company relating to the undersigned’s subscription for Securities shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the undersigned the Aggregate Purchase Price remitted to the Company, without interest thereon or deduction therefrom.

(b)           Closing/Offering Term. The subscription period for the Offering will begin as of April _, 2010. The closing of the Offering (the “Closing”) will occur upon the earlier to occur of: (i) receipt of acceptable subscriptions equal to at least Two Million ($2,000,000) or (ii) April __, 2010. The Offering will terminate on April _, 2010, unless extended without notice by the Company for no more than two 30 day periods thereafter.

(c)           The Company has retained and appointed Maxim Group LLC (“Maxim”) to act as its exclusive placement agent (with right to retain subagents), on a “best efforts” basis with respect to this Offering. Under the terms of our engagement letter with Maxim, in connection with this Offering Maxim may be entitled to (i) a commission of 8% of the gross proceeds received by the Company payable in cash on the closing date(s); (ii) a warrant to purchase the number of shares of the Company common stock equal to 4% of the number of shares of Common Stock underlying the securities issued in this Offering, and (iii) certain reimbursement of various offering related expenses in the amount not to exceed $50,000.

3.             Investor’s Representations and Warranties

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company, as follows:

(a)           The undersigned has full power and authority to enter into and deliver this Agreement and to perform the obligations hereunder, and the execution, delivery and performance of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)           The undersigned acknowledges his, her or its understanding that the offering and sale of the Preferred Stock, the Warrants and the shares of common stock underlying such Securities (the “Underlying Securities”) is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company as follows:

(i)           The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

(ii)          The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Securities.

(iii)         The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to the investment in the Company.

(iv)         The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received, carefully reviewed and understand the information contained in various documents and agreements provided by the Company, together with all appendices and exhibits thereto (as such documents may be amended or supplemented, the “Transaction Documents”), relating to the Offering.

(v)         The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Securities.

(c)           The information in the Confidential Investor Questionnaire attached hereto as Exhibit A and completed and executed by the undersigned is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)           The undersigned is not relying on the Company or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Securities, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor or any affiliate or sub-agent thereof.

(e)           The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities (including the Underlying Securities) are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided in Section 4 hereof, the Company is under no obligation to register the Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)           The undersigned understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) the Securities (including the Underlying Securities) shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, the Securities (including the Underlying Securities) may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(g)           No representations or warranties have been made to the undersigned by the Company or any of its respective officers, employees, counsel, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company contained in the transaction agreements in connection with the Offering, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained in the transaction agreements in connection with the Offering.

(h)           The undersigned understands and acknowledges that his, her or its purchase of the Securities is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment and has carefully read and considered the matters set forth in the agreements in connection with the Offering, and, in particular, acknowledges that the Company has a limited operating history.

(i)            The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(j)            Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Underlying Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the agreements in connection with the Offering. The agreements in connection with the Offering have not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary is a crime.

(k)           The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(l)            The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(m)          The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders, fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be potentially paid by the Company to Maxim Group, LLC, its sub-agents or as otherwise described in the agreements in connection with the Offering).

(n)           The undersigned is not relying on the Company or any of its respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(o)           The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Transaction Documents were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its respective management and should not be relied upon.

(p)           No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the agreements in connection with the Offering.

(q)           The undersigned’s substantive relationship with Maxim Group LLC or sub-agents through which the undersigned is subscribing for Securities predates Maxim Group LLC’s or such sub-agents’ contact with the undersigned regarding an investment in the Securities.

(r)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates or its agents.

4.             Registration Rights

The undersigned shall have registration rights with respect to the Securities issued and held of record by the undersigned and the shares of common stock underlying such Securities, as set forth in greater detail in the Registration Rights Agreement  (the “Registration Rights Agreement”) attached hereto as Exhibit B.

5.             Insider Trading Prohibition; Indemnity

(a)           Until the filing by the Company of a current report on Form 8-K with the SEC describing, among other things, the Offering, the undersigned hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, and its respective officers and directors, employees, counsel, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 5 by the undersigned.

(b)           The undersigned agrees to indemnify and hold harmless the Company and its respective officers and directors, employees, agents, counsel, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company and its respective officers and directors, employees, agents, counsel, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

6.             Conditions to Acceptance of Subscription

The Company’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion) - on the date of the Closing, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

7.             Notices to Subscribers

(a)           THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b)           IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE MADE AWARE THAT THEY ARE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(c)           THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE.  THE OFFERING DOCUMENTS MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS.  IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO CONTACT THE COMPANY FOR A CURRENT LIST OF STATES IN WHICH OFFERS OR SALES MAY BE LAWFULLY MADE.  AN INVESTMENT IN THIS OFFERING IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF FINANCIAL RISK.  ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSIDER ALL OF THE RISK FACTORS DESCRIBED HEREIN.

(d)           THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25000, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(e)           FOR FLORIDA RESIDENTS ONLY.  EACH INVESTOR HAS THE RIGHT TO CANCEL AND WITHDRAW HIS SUBSCRIPTION AGREEMENT AND HIS PURCHASE OF INTERESTS UPON WRITTEN NOTICE TO THE COMPANY GIVEN WITHIN THREE BUSINESS DAYS FOLLOWING THE LATER OF THE MAKING OF THE FIRST PAYMENT BY THE INVESTOR FOR THE SECURITIES PURCHASED OR THE COMMUNICATION OF THE AVAILABILITY OF SUCH PRIVILEGE TO THE INVESTOR.  UPON SUCH CANCELLATION OR WITHDRAWAL, THE INVESTOR WILL HAVE NO OBLIGATION OR DUTY TO THE COMPANY OR TO ANY OTHER PERSON, AND WILL BE ENTITLED TO THE FULL RETURN OF ANY AMOUNTS PAID BY HIM OR HER PURSUANT TO HIS OR HER SUBSCRIPTION AGREEMENT.  ANY NOTICE OF CANCELLATION OR WITHDRAWAL SHOULD BE MADE BY CERTIFIED OR REGISTERED MAIL, AND WILL BE EFFECTIVE UPON DEPOSIT IN THE UNITED STATES MAIL, POSTAGE OR OTHER TRANSMITTAL FEES PAID.

8.             Miscellaneous Provisions

(a)           Confidential Information. The subscriber agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Company; provided, however, that the subscriber may share such information with such of its officers and professional advisors as may need to know such information to assist the subscriber in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. “Confidential Information” means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein or in the agreements in connection with the Offering, excluding any disclosures or other information that are publicly available.

(b)           Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b)           Survival. The undersigned’s representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(c)           Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(d)           Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them, as to the subject matter hereof.

(e)           Assignability. This Agreement is not transferable or assignable by the undersigned.

(f)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

(g)          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)          Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

 (i)           Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

[Remainder of page left intentionally blank - signature pages follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ___ day of April 2010.

________________________	=	$_____________________
Number of shares of the 10% Series D Convertible Preferred Stock subscribed hereunder		Aggregate Purchase Price

Manner in which title is to be held (please check one):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)

__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)

ACCEPTED this __ day of April 2010, on behalf of the Company.
By: ______________________________ Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)
_____________________________________________________________________________ Name of Entity (Please Print)

Date of Incorporation or Organization: ____________________________________________

State of Principal Office: _______________________________________________________

Federal Taxpayer Identification Number:  ___________________________________________

____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

By: _________________________ Name: Title:

ACCEPTED this ___ day of _________ 2010, on behalf of the Company.
By: ____________________________ Name: Title:

Exhibit A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

Addendum A

Cytomedix, Inc.
(the “Company”)

Representations and warranties of the Company
in connection with
the Subscription Agreement dated as of April _, 2010

The Company hereby makes the following representations and warranties:

(a)           Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Documents (as defined below), (ii) a material and adverse effect on the results of operations, assets, prospects, business or financial condition of the Company, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Offering Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder (collectively, the “Transaction Documents”) and otherwise to carry out its obligations hereunder and thereunder and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities (as the term is defined in the Subscription Agreement), have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors in connection herewith and therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, as amended to date, any certificate of designations, preferences and rights of any outstanding series of preferred stock, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected except in the case of each of clauses (i) and (ii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d)          Capitalization. The Company has an authorized and outstanding capitalization as set forth in the the SEC Reports (as the term is defined below) as of the dates specified therein.

(e)           Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened against or affecting the Company that questions the validity of the Transaction Documents or the right of the Company to enter into such agreements and instruments, or to consummate the transactions contemplated hereby or thereby, or that would result, either individually or in the aggregate, in any Material Adverse Effect. The Company is not a party to or, to the Company’s knowledge, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality.

(f)           Offering. Subject to the truth and accuracy of each investor’s representations set forth in the Transaction Documents, the offer, sale and issuance of the Securities as contemplated by the Transaction Documents, are exempt from the registration requirements of the Securities Act, and neither the Company nor any agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

(g)          Tax Returns. The Company has filed all tax returns which are required to be filed by it. To the Company's knowledge, such tax returns are true, correct and complete in all material respects. All taxes owed by the Company, whether or not shown on any tax return, have been timely paid.

(h)          Insurance. The Company is not in default with respect to any insurance policy maintained by it.

(i)           Finders.  Except for Maxim Group LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company or any of its affiliates in connection with the transactions contemplated in the Offering Documents.

(j)           SEC Reports. The Company has filed all reports required to be filed by it under the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed and/or subsequently amended or restated, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing or as subsequently amended or restated. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

  (k)           Disclosure. Neither the Transaction Documents nor any written statement or certificate made or delivered by or on behalf of the Company in connection with the Offering (as the term is defined under the Subscription Agreement) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

Exhibit B

REGISTRATION RIGHTS AGREEMENT